Exhibit 10.1
                                                                    ------------



                                     WAIVER


         WAIVER dated as of September 30, 1998 under the $350,000,000 Credit Agreement dated as of March 19, 1997 as heretofore amended (the "Credit Agreement") among POLAROID CORPORATION (the "Company"), the BANKS party thereto (the "Banks"), MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Agent (the "Agent") and BANKBOSTON, N.A. as Co-Agent.

         WHEREAS, the Company expects that (i) it will not comply with Section
5.07 (Interest Coverage Ratio) of the Credit Agreement at the end of its Fiscal Quarter ending September 30, 1998, and (ii) it will not comply with Section 5.08 (Leverage Ratio) of the Credit Agreement on and after that date;

         WHEREAS, the Company expects to present to the Banks, at a meeting to be held on or before November 19, 1998, financial projections and a proposal to amend Sections 5.07 and 5.08, the pricing provisions and certain other provisions of the Credit Agreement on a basis consistent with such financial projections; and

         WHEREAS, the Company has asked the Banks to waive the effects of its failure to comply with Sections 5.07 and 5.08 through December 18, 1998 in order to allow time to prepare such financial projections and to negotiate an amendment of the Credit Agreement;

         NOW, THEREFORE, the undersigned parties agree as follows:

         SECTION 1. Defined Terms, References. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. In addition, the following terms used herein have the following meanings:

                  "Credit Agreement Amendment" means an amendment of the Credit Agreement after the date hereof, amending Sections 5.07 and 5.08, the pricing provisions and one or more other provisions thereof.

                  "Waiver Termination Date" means the earliest of (i) December 18, 1998, (ii) November 19, 1998 (but only if the Company fails to comply with Section 3 hereof on or before that date) and (iii) the date on which the Credit Agreement Amendment becomes effective.


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



         SECTION 2. Waiver of Covenants. (a) The parties hereto waive the Company's obligation to comply with the covenant set forth in Section 5.08 (Leverage Ratio) of the Credit Agreement during the period from September 1, 1998 through the Waiver Termination Date.

         (b) The parties hereto agree that the Company's failure to comply with the covenant set forth in Section 5.07 (Interest Coverage Ratio) of the Credit Agreement at September 30, 1998 will not, at any time on or before the Waiver Termination Date, (i) constitute a Default for purposes of the condition to borrowing set forth in Section 3.02(c) of the Credit Agreement, (ii) constitute a violation or default for purposes of the representation in Section 4.11 (No Defaults) of the Credit Agreement or (iii) constitute an Event of Default for purposes of Section 6.01 (Events of Default) of the Credit Agreement. The foregoing waiver is limited to the period on or before the Waiver Termination Date, and the Company's failure to comply with Section 5.07 of the Credit Agreement at September 30, 1998 will constitute a Default for purposes of
Section 3.02(c) and an Event of Default for purposes of Section 6.01 of the Credit Agreement after the Waiver Termination Date.

         (c) The parties hereto waive any Event of Default under Section 5.01(e) of the Credit Agreement arising by reason of the Company's failure to deliver a certificate to each of the Banks setting forth the details of the Defaults referred to in subsections (a) and (b) of this Section and the action which the Company is taking or proposes to take with respect thereto.

         SECTION 3. Bank Meeting. On or before November 19, 1998, the Company will hold a meeting with the Banks at which the Company will present (i) financial projections for the period from October 1, 1998 through December 31, 2001 and (ii) a term sheet for the proposed Credit Agreement Amendment, which shall be designed to eliminate any existing Defaults under the covenants referred to in Section 2 hereof and to amend the pricing provisions and other provisions of the Credit Agreement on a basis consistent with such financial projections.

         SECTION 4. Utilization Premium. For each day during the period from and including October 1, 1998 to but excluding the date on which the Credit Agreement Amendment becomes effective, the Company agrees to pay to the Agent for the account of the Banks, in addition to the interest otherwise accruing under the Credit Agreement, a utilization fee, calculated on the aggregate principal amount of the Loans outstanding on such day, at the rate of 1% per annum for each such day before the Waiver Termination Date and at the rate of 2% per annum for each such day on and after the Waiver Termination Date. The foregoing utilization fee shall be computed on the basis of a year of 360 days and paid, with respect to each Loan, on each date that interest is payable thereon and (to the extent accrued but unpaid) on the date on which the Credit Agreement Amendment becomes effective.


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


         SECTION 5. Limitation on Share Repurchases. The Company agrees that the aggregate amount expended by it to purchase shares of its own capital stock during the period from October 6, 1998 through the Waiver Termination Date will not exceed $3,000,000.

         SECTION 6. Governing Law. This Waiver shall be governed by and construed in accordance with the laws of the State of New York.

         SECTION 7. Counterparts; Effectiveness. This Waiver may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Waiver shall become effective when the Agent shall have received from each of the Company and the Required Banks either a counterpart hereof signed by such party or facsimile or other written confirmation that such party has signed a counterpart hereof.


         IN WITNESS WHEREOF, the undersigned parties have caused this Waiver to be duly executed by their respective authorized officers as of the day and year first above written.

                                      POLAROID CORPORATION

                                      By:   /s/ Ralph M. Norwood
                                            ------------------------------------
                                            Title: Vice President and Treasurer


                                      MORGAN GUARANTY TRUST COMPANY
                                          OF NEW YORK

                                      By:   /s/ Robert Bottamedi
                                            ------------------------------------
                                            Title: Vice President


                                      ABN AMRO BANK N.V., BOSTON BRANCH

                                      By:   /s/ Carol A. Levine
                                            ------------------------------------
                                            Title: Senior Vice President

                                      By:   /s/ James E. Davis
                                            ------------------------------------
                                            Title: Group Vice President



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



                                     BANKBOSTON, N.A.

                                     By:   /s/ Grace A. Barnett
                                           -------------------------------------
                                           Title: Vice President


                                     BANK OF TOKYO-MITSUBISHI TRUST
                                         COMPANY

                                     By:   /s/ Pamela Donnelly
                                           -------------------------------------
                                           Title: Vice President


                                     CREDIT LYONNAIS, NEW YORK BRANCH

                                     By:   /s/ Vladimir Labun
                                           -------------------------------------
                                           Title: First Vice President & Manager


                                     DEUTSCHE BANK AG, NEW YORK AND/OR
                                         CAYMAN ISLANDS BRANCHES

                                     By:   /s/ Stephan A. Wiedemann
                                           -------------------------------------
                                           Title: Director

                                     By:   /s/ Hans-Josef Thiele
                                           -------------------------------------
                                           Title: Director


                                     THE FIRST NATIONAL BANK OF CHICAGO

                                     By:   /s/ Robert McMillan
                                           -------------------------------------
                                           Title: Corporate Banking Officer


                                     ROYAL BANK OF CANADA

                                     By:    ------------------------------------
                                            Title:



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


                                     THE SUMITOMO BANK, LIMITED,
                                         NEW YORK BRANCH

                                     By:   /s/ C. Michael Garrido
                                           -------------------------------------
                                           Title: Senior Vice President


                                     WACHOVIA BANK, N.A.

                                     By:   /s/ John P. Rafferty
                                           -------------------------------------
                                           Title: Senior Vice President


                                     FLEET NATIONAL BANK

                                     By:   /s/ Roger C. Boucher
                                           -------------------------------------
                                           Title: Vice President


                                     MELLON BANK, N.A.

                                     By:   /s/ R. Jane Westrich
                                           -------------------------------------
                                           Title: Vice President


                                     NATIONSBANK, N.A.

                                     By:   /s/ James Gilland
                                           -------------------------------------
                                           Title: Senior Vice President


                                     PNC BANK, NATIONAL ASSOCIATION

                                     By:   /s/ Donald V. Davis
                                           -------------------------------------
                                           Title: Vice President



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